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                          RAVENS METAL PRODUCTS, INC.
                            FORM 8-K CURRENT REPORT
                                AUGUST 21, 1995

                                EXHIBIT (99)(A)

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                                SUPPLY AGREEMENT
                                ----------------
         THIS SUPPLY AGREEMENT is entered into effective the ______ day of _________________, 1995, between WIRT METAL PRODUCTS, INC., an Ohio corporation of 861 East Tallmadge Avenue, Akron, Ohio 44310 (Wirt) and RAVENS METAL PRODUCTS, INC., a Delaware corporation duly licensed to do business in Ohio, with offices at 861 East Tallmadge Avenue, Akron, Ohio 44310 (Ravens).

                                R E C I T A L S
                                ---------------
         A. Wirt is in the business of producing and selling aluminum extrusions.

         B. Ravens is in the business of designing and manufacturing aluminum truck and utility trailers (Trailers) and uses aluminum extrusions in the manufacture of its Trailers.

         C. Wirt desires Ravens to sign a guaranty of certain financing from the State of Ohio (Guaranty) to facilitate the relocation of Wirt's manufacturing facility to Stark County, Ohio and to produce and supply aluminum extrusions to Ravens to Ravens' specifications and Ravens desires to sign such Guaranty to facilitate such financing and to have Wirt supply up to 60% of Ravens' requirements for aluminum extrusions to manufacture its Trailers all in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual promises, agreements, and covenants set forth below, the parties agree as follows:

         1.0 INCORPORATION OF RECITALS. The recitals contained above are incorporated herein by this reference.

         2.0 PRODUCTS TO BE PURCHASED AND SOLD. The products to be purchased and sold pursuant to this Agreement shall be aluminum extrusions manufactured to Ravens' specifications (Product). Ravens' specifications are set forth in EXHIBIT A, attached hereto and incorporated herein by this reference (Specifications).

         3.0 QUANTITY.

         A. TOTAL VOLUME. Ravens shall have the right to purchase from Wirt up to 60% of Ravens' requirements of Product to manufacture its Trailers. Ravens shall endeavor to distribute its Product purchases equally throughout a 12 month period. In no event, shall Wirt be required to produce in excess of 1,500,000 pounds per month for Ravens.

         B. MINIMUM ORDER QUANTITIES. All orders for Product shall be in the following minimum quantities and as illustrated in Figure 1-1.
             The Product is manufactured from one of three press sizes. The sizes are referred to as the (i) 3000 ton press, (ii) 2200 ton press, and (iii) 1400 ton press. All orders from the 3000 ton press shall have a minimum of 2000 lbs. per line item. All orders from the 2200 ton press shall have a minimum of 1500 lbs. per line item. All orders from the 1400 ton press shall have a minimum of 1000 lbs. per line item. Wirt shall advise Ravens of what press produces each shape.

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FIGURE 1-1:             MINIMUM ORDER QUANTITIES

            PRESS (TONS)                                POUNDS PER LINE ITEM
       3000                                                      2000

       2200                                                      1500

       1400                                                      1000


         4.0 PRICE. The purchase price (Purchase Price) for Product shall be determined by either a formula price or a guaranteed price. Under either pricing method, Wirt will be competitive with other qualified producers of extrusions of like type and quality and Wirt will match such other qualified producers' bona fide offers as to price.

         A. FORMULA PRICE. Formula pricing shall be the sum of (i) the prior month's Midwest transaction price for P-1020 primary aluminum as published in METALS WEEK for the month prior to any order, (ii) a $.10 per pound billet upcharge, until such time as Wirt's new cast house is built and then at such lower per pound billet upcharge as agreed upon by the parties, (iii) a $.335 per pound extrusion upcharge (subject to SECTION 4.0(C)), (iv) if decking is involved, a $.10 per pound charge, and (v) any additional charges incurred by Wirt as a result of specifications and changes not reflected in this Agreement (Formula Price).

         B. GUARANTEED PRICE. In order for Ravens to have the opportunity to sell Trailers forward into the future at fixed prices so as not to be subject to the volatility of the aluminum market, Ravens shall have the option to lock in a Purchase Price for a given tonnage for a given period of time. Upon Ravens' written request, Wirt shall provide Ravens a guaranteed price for billet with the applicable upcharges as set forth in SECTION 4(A) (Guaranteed Price). Ravens warrants and agrees that Guaranteed Price orders are not cancelable, their scheduled months of delivery cannot be changed, and their quantity is not subject to increase or reduction.

         C. ESCALATION OF EXTRUSION UPCHARGE. SECTION 4.0(A)(III) above shall be subject to price increases on Wirt's demonstration to Ravens increased costs to Wirt due to extraordinary causes other than as set forth SECTION 17.0.

         In either pricing scenario in subsections 4.0(A) or 4.0(B), and other than the decking, all of Ravens' pricing is the same whether the shape is solid or hollow. Additionally, the pricing is the same for large order quantity and small order quantity items. Any taxes that may be imposed upon the sale of Product, whether Federal, state, or local government, shall be paid by Ravens in addition to the Purchase Price.

         5.0 TERM. This Agreement shall have a term of seven years from the date hereof.





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         6.0  FORECASTING ORDERS.  Ravens shall provide Wirt a three month rolling forecast of estimated Product requirements from Wirt (Forecast). The Forecast shall be in gross pounds. By the end of the first week of the month prior to the month of shipment, Ravens shall submit written purchase orders to Wirt for the month of shipment (Purchase Orders). At the same time, Ravens shall revise the Forecast, with the month of shipment removed, the next calendar month added to the Forecast and the other months revised as needed. Wirt agrees to block out production time for Ravens requirements hereunder.

         7.0 ORDER PROCESS. Ravens shall submit to Wirt, written Purchase Orders for Ravens' Product requirements (Firm Order) as set forth in SECTION
6.0 above. Wirt shall issue Firm Order acknowledgements acknowledging the Firm Order. Ravens shall use its best efforts to provide Wirt as much lead time as possible between the Purchase Order date and the delivery date, provided that, Wirt shall be entitled to a minimum of three to four weeks between the Purchase Order date and the requested delivery date.

         8.0 UNSCHEDULED ORDERS. Orders that are non-scheduled and require Wirt to work overtime to insure the Product will be delivered to Ravens' location when needed, may be subject to an upcharge to be negotiated on a case-by-case basis. Wirt shall use its best efforts to satisfy non-scheduled orders, but in no event shall Wirt be in default if it is unable to satisfy Ravens time requirements.

         9.0  PAYMENT AND DELIVERY TERMS.

         A. PAYMENT. The Purchase Price for Product shall be paid within 45 days of shipment of such Product to Ravens.

         B. DELIVERY. Delivery of Product shall be F.O.B. at Wirt's manufacturing facility and delivery shall be deemed complete when such Product is so delivered.

         C. SHIPPING TOLERANCES. All orders shall be deemed completed provided they fall within the following shipping tolerances per line item:


      LINE ITEM #                                              TOLERANCE
     0 - 1000                                                   -20%/+20%

     1001 - 4999                                                -15%/+15%

     5000 and over                                              -10%/10%

         D.  PACKING REQUIREMENTS.   Product will be packed in bare bundles for
             all shipments. Requests for special packing requirements may be subject to additional charges as determined by Wirt.

         E. ACCEPTANCE/REJECTION OF PRODUCT. Ravens shall have ten working days to inspect and/or reject Product for visible defects or damage. On rejection, Wirt shall replace said Product at its sole cost and expense including freight costs.





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         10.0  EXTRUSION DIES.  Wirt shall be responsible at its sole cost and expense for maintaining and, if necessary, replacing Ravens' extrusion dies which are in Wirt's possession or come into Wirt's possession in a method that is customary and standard with the industry including such dies, if any, which are damaged or worn out in Wirt's manufacturing process. The expense and cost of any initial order for any new extrusion dies required by Ravens, will be Ravens'. In the event Ravens does not purchase a particular Product requiring a particular extrusion for 24 consecutive months, Wirt shall have the right to dispose of the die for such Product upon prior notice to Ravens. Ravens has the right to request within ten days of Wirt advising Ravens of its intention to dispose of a die, that the die be retained. In such event, Wirt shall retain the die.

         11.0 FABRICATION. From time to time, Ravens may require fabrication services for its products. Ravens shall give Wirt the opportunity to bid on any and all fabrication services which it requires and which are within Wirt's capabilities. Ravens shall have no obligation to purchase fabrication services from Wirt. Price and delivery terms for any such fabrication services shall be consistent with usual and customary industry practices.

         12.0 TOLLING. The parties anticipate that in the future Wirt will have the capacity to accept Ravens' scrap from aluminum extrusions Ravens uses in producing its Trailers and to rework the same for producing new extrusions (Tolling). The parties agree that Wirt will do such Tolling for Ravens at such price as the parties shall agree.

         13.0 ASSIGNMENT AND BENEFIT. Neither party to this Agreement may assign its rights under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

         14.0  LIMITATION OF LIABILITY.

         A. WARRANTY. Wirt hereby warrants to Ravens that all Product furnished hereunder shall conform to the physical properties set forth in the Mechanical Property Limits Tables as set forth in the Aluminum Association publication entitled ALUMINUM STANDARDS AND DATA TENTH EDITION 1990. Further Wirt warrants the Product shall be free of defects in material and/or workmanship for a period of four years from the date of receipt of said Product. Defective product in amounts of less than 500 lbs. can be aggregated and returned to Wirt on skids and Wirt shall either, at Ravens' option, issue a credit to Ravens for such returned product or shall replace the same.

         IN CONSIDERATION OF THE EXPRESS WARRANTY SET FORTH ABOVE, RAVENS UNDERSTANDS AND AGREES THAT ALL OTHER WARRANTIES EXPRESS OR IMPLIED ARISING UNDER LAW, EQUITY OR CUSTOM OF TRADE INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PURPOSE ARE EXCLUDED FROM ALL FIRM ORDERS PROCESSED HEREUNDER.

         B. LIMITATION OF LIABILITY. Except for liability to third parties, if any, under the provisions of SECTION 16.0, Wirt's sole liability to Ravens and Ravens' sole and exclusive remedy for Wirt's breach of the express warranty set forth above shall be the replacement at Wirt's expense of such Product. In no event shall Wirt be liable to Ravens, whether arising under contract, breach of warranty, tort (including negligence), for any special,





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         incidental or consequential loss or damage of any nature arising from or related to Wirt's performance, non-performance or mal-performance hereunder.

         15.0  DEFAULT.

         A.  It shall be a default hereunder if Wirt shall:

             1. materially breach any of its obligations under this Agreement, which material breach is not cured within 30 days after written notice thereof is sent by Ravens to Wirt, provided, however, that if Wirt shall initiate a good faith diligent effort within such 30 day period to cure the material breach specified in the notice, but shall not be able to do so because of a cause or causes beyond the control of Wirt, then any such failure shall not be considered a default of this Agreement by Wirt so long as Wirt shall continue in good faith such diligent efforts to cure such default, and shall do so within a reasonable period of time; provided, however, that the parties understand that delays in delivery or non-compliance with Specifications will be detrimental to Ravens' business and accordingly recognize that any pattern or practice of delivery delays and/or specification non-compliance by Wirt will constitute a pattern or practice of material breaches by Wirt of its obligations under this Agreement; or

             2. materially breach any of its obligations under this Agreement, and such material breach is the second material breach within any six month period.

         Upon any default by Wirt, Ravens shall be entitled to remedies at law or in equity, except as limited in this Agreement, including, but not limited to, the right to terminate this Agreement upon ten days prior written notice to Wirt. Upon such termination, all obligations under this Agreement, excluding Wirt's obligations to deliver Product theretofore ordered by Ravens and Wirt's obligations relating to Product theretofore sold by Wirt to Ravens, and Ravens payment obligations for Product delivered or to be delivered under the Orders, shall terminate, and Ravens shall be entitled to remedies at law or in equity, except as limited in this Agreement.

         B.  It shall be a default hereunder if Ravens shall:

             1. materially breach any of its obligations under this Agreement, which material breach is not remedied within 30 days after written notice thereof is sent by Wirt to Ravens provided, however, that if Ravens shall initiate a good faith diligent effort within such 30 day period to cure the material breach specified in the notice, but shall not be able to do so because of a cause or causes beyond the control of Ravens, then any such failure shall not be considered a default of this Agreement by Ravens so long as Ravens shall continue in good faith such diligent efforts to cure such default, and shall do so within a reasonable period of time; or

             2. materially breach any of its obligations under this Agreement, and such material breach is the second material breach within any six-month period.





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         Upon any default by Ravens, Wirt shall be entitled to any remedies available in equity or at law, except as limited in this Agreement, including, but not limited to the right to terminate this Agreement upon ten days prior written notice to Ravens. Upon such termination, all obligations under this Agreement, excluding Wirt's obligations to deliver Product theretofore ordered by Ravens and Wirt's obligations relating to Product theretofore sold by Wirt to Ravens, and Ravens' payment obligations for Product delivered or to be delivered under the Orders, shall terminate, and Wirt shall be entitled to remedies at law or in equity, except as limited in this Agreement.

         16.0 INSURANCE. Wirt will provide at its sole cost and expense, general and products liability insurance. Such insurance will include the following terms and conditions: (a) Ravens as additional insured, (b) contractual liability coverage, (c) 30 day notice of cancellation or material change, and (d) limits of $3 million per occurrence.

         Any deductible applicable to claims is the sole expense of Wirt. Wirt will not make any modifications to the provisions set forth in (a) through (d) above without the written consent of Ravens, which consent shall not be unreasonably withheld.

         17.0 FORCE MAJEURE. Wirt shall not be responsible or liable to Ravens for delay or damages associated therewith for delay arising from or directly related to strike, fire, floods, other acts of God, reasonable inability to obtain labor or materials, war or civil insurrection or any other similar act or occurrence whether related or unrelated and beyond the reasonable control of Wirt. In the event of any such delay, Wirt shall promptly notify Ravens of the event and as soon as practicable, the resultant delay resulting therefrom.

         In the event Wirt incurs cost increases due to the occurrence of any such event, Wirt shall be entitled to recover the direct cost increases from Ravens in the pricing of Product to be delivered hereunder.

         18.0 NOTICES. Any notice or other communications required under this Agreement shall be in writing (including telecopy communications), and shall be sent by mail, telecopier or courier as follows:

         (a) if to Wirt Metal Products, Inc., addressed to:

             Wirt Metal Products, Inc.
             861 East Tallmadge Avenue
             Akron, Ohio  44310
             Attention:  Richard D. Pollock, President
             Telephone:    (216) 630-4545
             Telecopier:   (216) 630-4540

         (b) if to Ravens Metal Products, Inc. addressed to:

             Ravens Metal Products, Inc.
             861 East Tallmadge Avenue
             Akron, Ohio  44310
             Attention:  Lowell Morgan, President
             Telephone:    (216) 630-4528
             Telecopier:   (216) 630-4535





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         Any party hereto shall be entitled to specify a different address by giving written notice as aforesaid to the other party. All notices shall be deemed to have been duly given or made when delivered by courier or three days after being deposited in the mail, postage prepaid, or when telecopied, receipt acknowledged.

         19.0 MISCELLANEOUS. This Agreement supersedes all prior agreements between the parties with respect to the subject matter hereof. Headings are for convenience only and are not a part of this Agreement. Any failure by any of the parties to comply with any of the obligations, agreements, or conditions set forth in this Agreement may be waived by the other party, but any such waiver shall not be deemed a waiver of any other obligations or conditions contained in this Agreement. A corporate officer signing this document on behalf of a corporate party warrants that he or she has full authority to sign this document. This Agreement shall be construed and governed under the laws and jurisdiction of Ohio. If a lawsuit is filed with respect to this Agreement, the prevailing party shall be entitled to collect all reasonable attorney's fees and costs. This Agreement may not be altered, amended, or modified except by written instrument signed by all parties.

         IN WITNESS WHEREOF, the parties have executed this agreement effective the day and year first above-written.

                           WIRT METAL PRODUCTS, INC.


                           BY________________________________________
                           _________________ ITS ____________________


                           RAVENS METAL PRODUCTS, INC.


                           BY________________________________________
                           _________________ ITS ____________________





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[RAVENS LOGO]

                    EXHIBIT A         RAVENS SPECIFICATIONS



Aluminum Extrusions supplied to Ravens will meet Mechanical Property Limits and Chemical Composition Limits set forth in published "Aluminum Association Standards and Data" for the specified alloy and temper.

Critical dimensional tolerances, including length of extrusions will be within limits specified by Ravens for individual part numbers. Part numbers for which dimensional tolerances are not specified by Ravens will be supplied within Aluminum Association Standard Extrusion Tolerances.